UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025
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MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)
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New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Broadhollow Road, Suite 1000, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MSM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

    (a) On January 22, 2025, MSC Industrial Direct Co., Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

    (b) A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters are set forth below. On all matters (including the election of directors) submitted to a vote of the Company’s shareholders, each holder of Class A Common Stock is entitled to one vote per share. Broker non-votes and abstentions are not considered votes cast at the Annual Meeting and are not counted for any purpose in determining whether a matter has been approved.

1.Election of directors:

Nominee	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast For
Erik Gershwind	49,790,255	594,795	60,779	2,090,799	98.82%

Louise Goeser	49,147,563	1,245,407	52,859	2,090,799	97.53%

Mitchell Jacobson	45,942,736	4,441,647	61,446	2,090,799	91.18%

Michael Kaufmann	48,873,619	1,518,237	53,973	2,090,799	96.99%

Robert Aarnes	50,231,793	142,246	71,790	2,090,799	99.72%

Steven Paladino	49,863,545	528,449	53,835	2,090,799	98.95%

Philip Peller	44,331,544	6,060,399	53,886	2,090,799	87.97%

Rahquel Purcell	49,501,203	875,079	69,547	2,090,799	98.26%

Rudina Seseri	49,387,935	1,002,616	55,278	2,090,799	98.01%

Each of the nominees was elected by the Company’s shareholders to serve for a term of one year or until his or her successor is duly elected and qualified.

2.Ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2025:

Votes Cast For	Votes Cast Against	Abstentions	Percentage of Votes Cast For
51,168,297	1,308,301	60,030	97.51%

Proposal No. 2 was approved by the Company’s shareholders.

3.Advisory vote to approve the compensation of the Company’s named executive officers:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Percentage of Votes Cast For
49,664,070	711,825	69,934	2,090,799	98.59%

Proposal No. 3, an advisory vote, was approved by the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	January 22, 2025	By:	/s/ KRISTEN ACTIS-GRANDE
		Name:	Kristen Actis-Grande
		Title:	Executive Vice President and Chief Financial Officer
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